IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

IN RE:	CHAPTER 11
UAL CORPORATION, ET AL.	CASE NUMBERS : 02-48191 through 02-48218
DEBTORS	Jointly Administered
Hon. Eugene R. Wedoff

MONTHLY OPERATING REPORT FOR THE PERIOD
JANUARY 1, 2003 THROUGH JANUARY 31, 2003 1

1 The information contained in the Debtors’ monthly operating report (the “MOR”) is unaudited, is limited to the Debtors and their filing subsidiaries, is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by UAL Corporation or United Air Lines, Inc. with the SEC. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

IN RE:	CHAPTER 11
UAL CORPORATION ET AL.	CASE NUMBERS : 02-48191 through 02-48218
DEBTORS	Jointly Administered
Hon. Eugene R. Wedoff

MONTHLY OPERATING REPORT FOR THE PERIOD
JANUARY 1, 2003 THROUGH JANUARY 31, 2003

DEBTOR’S ADDRESS:	UAL Corporation
1200 East Algonquin Road
Elk Grove Township, IL 60007

DEBTOR’S ATTORNEYS:	James H. M. Sprayregen, P.C. (ARDC No. 6190206)
Marc Kieselstein (ARDC No. 6199255)
David R. Seligman (ARDC No. 0238064)
Steven R. Kotarba (ARDC No. 6245278)
KIRKLAND & ELLIS
200 East Randolph Street
Chicago, IL 60601
(312) 861-2000 (telephone)
(312) 861-2200 (facsimile)
Counsel for the Debtors and Debtors In Possession

REPORT PREPARER:	UAL Corporation et al

I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: 2/28/03	DEBTOR-IN-POSSESSION

Print Name/Title:

Signature:

Address:	1200 East Algonquin Road
Elk Grove Township, IL 60007

Phone:

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

I.	Table of Contents

II.	UAL Corp. Unaudited Consolidating Financial Statements

	A.	Condensed Consolidating Statement of Operations (Discloses only filing entities)
	B.	Condensed Consolidating Balance Sheet (Form 10_K to be filed by March 31, 2003)
	C.	Condensed Consolidated Statement of Cash Flows (Form 10_K to be filed by March 31, 2003)

III.	Summary of Cash Receipts and Cash Disbursements

	A.	Unaudited Consolidated Receipt Summary
	B.	Unaudited Disbursements by Legal Filing Entity and Summary

IV.	Additional Schedules

	A.	Insurance — Certifications
	B.	Payments to Insiders — Certification
	C.	Description of Tax Trusts / Escrows
	D.	Payments to Secured Creditors and Lessors
	E.	Professional Fee Payments
	F.	Accounts Receivable Schedule and Accounts Payable Schedule
	G.	Bank Accounts and Financial Institution Relationships

V.	Tax Questionnaire

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

UAL Corporation, et al -Filing Entities

	Legal Filing Entity	Reporting Structure

1	UAL Corporation	X-1
2	United Air Lines, Inc.	X-1
3	UAL Company Services, Inc.	X-1
4	UAL Loyalty Services, Inc.	X-1
5	Confetti Inc.	X-4
6	Mileage Plus Holdings, Inc.	X-4
7	Mileage Plus Marketing, Inc.	X-6
8	MyPoints.com, Inc.	X-4
9	Cybergold, Inc.	X-8
10	iTarget, Inc.	X-8
11	MyPoints Offline Services, Inc.	X-8
12	UAL Benefits Management Inc.	X-1
13	United BizJet Holdings, Inc.	X-1
14	BizJet Charter, Inc.	X-13
15	BizJet Fractional, Inc.	X-13
16	BizJet Services, Inc.	X-13
17	Kion Leasing, Inc.	X-2
18	Premier Meeting and Travel Services, Inc.	X-2
19	United Aviation Fuels Corporation	X-2
20	United Cogen, Inc.	X-2
21	Mileage Plus, Inc.	X-2
22	United GHS Inc.	X-2
23	United Worldwide Corporation	X-2
24	United Vacations, Inc.	X-2
25	Four Star Leasing, Inc.	X-1
26	Air Wis Services, Inc.	X-1
27	Air Wisconsin, Inc.	X-26
28	Domicile Management Services, Inc.	X-26

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

UAL CORPORATION AND SUBSIDIARY COMPANIES (filing entities only)
SUMMARY OF CONSOLIDATING STATEMENT OF EARNINGS
FOR THE ONE MONTH ENDED JANUARY 31, 2003
($ amounts in 000’s)

UAL
CONSOLIDATING

Total operating revenues	1,179,899
Total operating expenses	1,511,366
Earnings (loss) from operations	(331,467)

Non-operating income (expenses):
Net Interest Expense	(43,383)
Reorganization Items	(9,655)
Other income (expenses), net:	2,377
Special Charges	—
Total non-operating income (expenses):	(50,660)

Earnings (loss) before income taxes	(382,127)

Total tax provision (credit)	—

Net earnings (loss)	(382,126)

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

CASE NAME: UAL Corporation et al.	CASE NUMBERS : 02-48191 through 02-48218

Filed Entities of UAL Corporation 1

SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS 2

For The Period Ending JANUARY 31, 2003				(Amounts in US dollar $)
BEGINNING BALANCE (ending balance December 31st 2002)
Operating Accounts — DOM [3]				$58,175,889
Operating Accounts — INT				$22,735,904
London Overnight Investment Balance				$4,331,880
Liquidity Pool				$1,123,901,012
Restricted Cash [4]				$568,070,661
Subsidiaries:
a. Mileage Plus				$479,857
b. Premier Meeting and Travel Services				$1,280,296
c. MyPoints.com				$21,162,990
d. Domicile Management Services				$287,935
e. UAL Loyalty Services, Inc.				$2,951,607
f. United Aviation Fuel Corporation				$1,472,823
g. BizJet				$5,307,614

TOTAL BEGINNING BALANCE [5]				$1,810,158,468

RECEIPTS (Summary of all domestic and international bank accounts):
1. Receipts from operations (net of Intercompany receipts)			$1,278,809,257
2. Debtor -In-Possession Financing			$0
3. Other receipts			$13,198,030

TOTAL RECEIPTS	(A	)	$1,292,007,286

DISBURSEMENTS (Summary of all accounts):
1. Net payroll [6]
a. Officers			$666,391

b. Non-Officer			$276,516,944

2. Taxes paid or deposited:
a. Federal Income Tax and FICA withholdings			$87,184,903

b. State income tax w/held			$15,987,323

c. State sales or use tax			$345,473

d. Other [7]			$106,500,209

3. Necessary Operational Disbursements
a. Operating Disbursements (net of Intercompany disbursements)			$790,861,821

b. Transferred to escrows / restricted cash			1,500,000

c. Other necessary expenses			$0

TOTAL DISBURSEMENTS	(B	)	$1,279,563,064

NET RECEIPTS (Line (A) less Line (B))				$12,444,222

ENDING BALANCE (BEGINNING BALANCE PLUS NET RECEIPTS)				$1,822,602,690

Bank One Overnight Investment Account (month over month change) [8]				($44,599,990)
TOTAL ENDING BALANCE				$1,778,002,700

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

Check
ENDING BALANCE (as of January 31st)
Operating Accounts — DOM	$14,447,484
Operating Accounts — INT	$18,088,513
London Overnight Investment	$1,769,570
Liquidity Pool	$1,143,281,520
Restricted Cash 4	$571,899,208
Subsidiaries:
Mileage Plus	$514,928
Premier Meeting and Travel Services	$1,164,476
MyPoints.com	$21,824,020
Domicile Management Services	$256,065
UAL Loyalty Services, Inc.	$1,935,031
United Aviation Fuel Corporation	$2,821,885
BizJet	$0

TOTAL ENDING BALANCE	$1,778,002,700

[1]	See Page 4 for a list of the 28 filing entities.

[2]	Pursuant to the applicable provisions of the U.S. Bankruptcy Code, the Company suspended payments under certain aircraft leases and mortgages upon the filing of its petition on December 9, 2002. That suspension continued through the period reported in the MOR. In February 2003, the Company made payments in respect of certain of these overdue obligations. A portion of such payments that relate to the Company’s January usage of the subject aircraft are not included in this MOR for the month of January.

[3]	Majority of balance due to funding of tax liability at year end 2002 for payment on 1/2/2003.

[4]	Restricted cash does not include $200 million held in a Tax Trust Escrow (see Schedule C) nor restricted cash amounts associated with any non-filing entities.

[5]	Reconciliation to Ending Balances reported in December MOR:

December 31st Consolidated Balances:	$1,903,958,032
Less: Balance associated with non-filing entity	$81,904,824
Less: Restricted cash associated with non-filing entity	$10,614,335
Less: Adjustment to United Aviation Fuel Corporation	$1,280,405

January 1st Beginning Balance reported in January MOR	$1,810,158,468

[6]	Includes information for domestic entities only.

[7]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

[8]	Account used to invest excess funds on a daily basis that are not transferred to liquidity pool.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	RECEIPT SUMMARY [1]	ACCTS:	See Schedule F for list of bank accounts

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE ACTIVITY	1,208,314,201

Domestic Operational Receipts	NON BANK ONE ACTIVITY	201,224,285

International Operational Receipts [2]	BEG BALANCE (LESS) ENDING BALANCE	40,807,969

	PLUS NET REPATRIATION
Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,450,346,455	( A	)

Debtor-In-Possession Financing		0	( B	)
Other Non-Operational Receipts [3]	SEE FOOTNOTE BELOW	13,198,030	( C	)

Less, Non-filing entities	NONE FOR THIS PERIOD	0

	GROSS RECEIPTS (tie to bank statements)	1,463,544,484

	(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	171,537,198	( D	)

	NET RECEIPTS	$1,292,007,286

Forward to MOR Summary:
Receipts from operations (net of Intercompany receipts)		1,278,809,257	(A-D	)
Debtor -In-Possession Financing		0	( B	)
Other receipts		13,198,030	( C	)

		$1,292,007,286

[1]	Includes receipt activity for United Airlines’ Liquidity Pool and the following subsidiaries: MyPoints.com, Premier Meeting & Travel Services, Mileage Plus, Inc, United Aviation Fuels Corporation, UAL Loyalty Services, Inc. and Domicile Management Services.

[2]	Accounts for net repatriation to the liquidity pool of $45,112,822 .

[3]	Includes net activity related to the London overnight investment account, interest income (including stiff interest), aircraft sales, return of BizJet Funds, local station bank activity and transfers to restricted cash.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	LIQUIDITY POOL	ACCTS:	Bank One Acct. #51-67795

(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE ACTIVITY	1,201,112,628
Domestic Operational Receipts	NON BANK ONE ACTIVITY	—
—
—
—
—
Total Non-Bank One Receipts		—
International Operational Receipts [1]	BEG BALANCE (LESS) ENDING BALANCE	$40,465,431

PLUS NET REPATRIATION
Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,241,578,058

Debtor-In-Possession Financing		—
Other Non-Operational Receipts [2]	SEE FOOTNOTE BELOW	$13,166,315
Less, Non-filing entities	NONE FOR THIS PERIOD	—
	GROSS RECEIPTS	1,254,744,374

	UAL	—
	UAL Loyalty Services, Inc.	—
	UAL Company Services	—
	Confetti	—
	MyPoints	—
	Cybergold	—
	Itarget	—
	MyPoints Offline	—
	UAL Benefits	—
	United BizJet Holdings	5,307,614
	United BizJet Charter	—
	United BizJet Fractional	—
	United BizJet Services	—
	Kion Leasing	—
	Premier Meeting and Travel Services	105,166
	United Aviation Fuels Corporation	37,640,000
	Cogen	—
	Mileage Plus	45
	Ground Handling Services	—
	United Worldwide	—
	United Vacations	—
	Four Star Leasing	—
	Air Wisconsin Services	—
	Air Wisconsin	—
	Domicile Management Services	—

	(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	43,052,825

	NET RECEIPTS	$1,211,691,549

[1]	Includes receipt activity for all filing entities of UAL Corporation (refer to page 4) except those receipts collected by MyPoints.com, Premier Meeting & Travel Services, Mileage Plus, Inc., United Aviation Fuels Corporation, UAL Loyalty Services, Inc. and Domicile Management Services in operating bank accounts outside of the Liquidity Pool.

[2]	Includes net activity related to the London overnight investment account, interest income (including stiff interest), aircraft sales, return of BizJet Funds, local station bank activity and transfers to restricted cash.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
	MYPOINTS.COM, INC.	BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	AND SUBSIDIARIES [1]	ACCTS:	Silicon Valley Bank #3700276606

(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	TOTAL BANK ONE ACTIVITY	—
Domestic Operational Receipts	NON BANK ONE ACTIVITY (SEE ABOVE FOR ACCOUNTS)	2,601,154
		—
		—
		—
		—

Total Non-Bank One Receipts		2,601,154
International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	—

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	2,601,154

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc	17,152
Less, Non-filing entities	NONE FOR THIS PERIOD	—
	GROSS RECEIPTS (tie to bank statement)	2,618,306

	(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	—

	NET RECEIPTS	$2,618,306

BANK STATEMENT RECONCILIATION:

Beginning Balance	21,162,990
Receipts	2,618,306
Disbursments	(1,957,276)

Reconciled Ending Balance	$21,824,020

Reported Ending Balance	$21,824,020

Difference	$0

[1]	Includes receipt activity for Cybergold, Inc., !Target.com, Inc., MyPoints Offline Services.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

	PREMIER MEETING & TRAVEL	BANK
ENTITY:	SERVICES	ACCTS:	Bank One 55-78531

(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	TOTAL BANK ONE ACTIVITY	220,214
Domestic Operational Receipts	NON BANK ONE ACTIVITY	—
		—
		—
		—

Total Non-Bank One Receipts		—
International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	—

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	220,214

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc	(769)
Less, Non-filing entities	NONE FOR THIS PERIOD	—
	GROSS RECEIPTS (tie to bank statement)	219,445

	(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	25,480

	NET RECEIPTS	$193,965

BANK STATEMENT RECONCILIATION:

Beginning Balance	1,280,296
Receipts	219,445
Disbursments	(335,266)

Reconciled Ending Balance	$1,164,476

Reported Ending Balance	$1,164,476

Difference	$0

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	MILEAGE PLUS, INC.	ACCTS:	SHORE BANK #17331100/17331200/17511000

(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	TOTAL BANK ONE ACTIVITY	—
Domestic Operational Receipts [1]	SHORE BANK	2,500,000
		—
		—
		—

Total Non-Bank One Receipts		2,500,000
International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	—

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	2,500,000

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	15,331
Less, Non-filing entities	NONE FOR THIS PERIOD	—
	GROSS RECEIPTS (tie to bank statement)	2,515,331

	(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	2,500,000

	NET RECEIPTS	$15,331

BANK STATEMENT RECONCILIATION:

Beginning Balance	479,857
Receipts	2,515,331
Disbursments	(2,480,260)

Reconciled Ending Balance	$514,928

Reported Ending Balance	$514,928

Difference	$0

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

	UNITED AVIATION FUELS	BANK
ENTITY:	CORPORATION	ACCTS:	NORTHERN TRUST ACCT. 792705

(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	TOTAL BANK ONE ACTIVITY	—
Domestic Operational Receipts	NORTHERN TRUST COMPANY	196,123,131
		—
		—
		—

Total Non-Bank One Receipts		196,123,131
International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	—

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	196,123,131

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	—
Less, Non-filing entities	NONE FOR THIS PERIOD	—
	GROSS RECEIPTS (tie to bank statement)	196,123,131

	(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	118,735,000

	(Provide detail above)
	NET RECEIPTS	$77,388,131

BANK STATEMENT RECONCILIATION:

Beginning Balance	1,472,823
Receipts	196,123,131
Disbursments	(194,774,069)

Reconciled Ending Balance	$2,821,885

Reported Ending Balance	$2,821,885

Difference	$0

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

		BANK	BANK ONE ACCT. 11-01955, 11-02250,
ENTITY:	UAL Loyalty Services, Inc.	ACCTS:	10-61639, 11-33545

(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE ACTIVITY	6,981,359
Domestic Operational Receipts	NON BANK ONE ACTIVITY	—

		—
		—
		—

Total Non-Bank One Receipts		—
International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	—
Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	6,981,359

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	—
Less, Non-filing entities	NONE FOR THIS PERIOD	—
	GROSS RECEIPTS (tie to bank statement)	6,981,359

	(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	6,888,396

	NET RECEIPTS	$92,964

BANK STATEMENT RECONCILIATION:

Beginning Balance	2,951,607
Receipts	6,981,359
Disbursments	(7,997,935)

Reconciled Ending Balance	$1,935,031

Reported Ending Balance	$1,935,031

Difference	$0

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	DOMICILE MGMT SERVICES, INC	ACCTS:	Citibank #0-157487-016

(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	TOTAL BANK ONE ACTIVITY	—
Domestic Operational Receipts	CITIBANK	—
		—
		—
		—

Total Non-Bank One Receipts		—
International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	342,538

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	342,538

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	—
Less, Non-filing entities	NONE FOR THIS PERIOD	—
	GROSS RECEIPTS (tie to bank statement)	342,538

	(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	335,497

	NET RECEIPTS	$7,041

BANK STATEMENT RECONCILIATION:

Beginning Balance	287,935
Receipts	342,538
Disbursments	(374,408)

Reconciled Ending Balance	$256,065

Reported Ending Balance	$256,065

Difference	$0

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	DISBURSEMENT SUMMARY [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		666,391	( A	)
xxx	PAYROLL NON-OFFICER		276,516,944	( B	)
04	AVIATION FUEL [2]	(SEE FUEL SUMMARY BELOW)	379,116,995
06	CATERING		28,791,635
03	RECURRING RENT		25,156,982
01	GENERAL PAYABLES		333,980,238
17	INSURANCE		67,954,400
18	LANDING FEES		17,585,103
xxx	OTHER		109,813,666
	SUBTOTAL EXCLUDING PAYROLL		962,399,019	( C	)
		GROSS DISBURSEMENTS (tie to bank statement)	1,239,582,354
		(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	171,537,198	( D	)
		TAXES:
		a. Federal Income Tax and FICA withholdings	87,184,903
		b. State income tax w/held	15,987,323
		c. State sales or use tax	345,473
		d. Other [3]	106,500,209

		TOTAL TAXES	210,017,908	( E	)
		NET MONTHLY DISBURSEMENTS	$1,278,063,064

Forward to MOR Summary:
Officers Payroll			666,391	( A	)
Non-Officer Payroll			276,516,944	( B	)
Taxes			210,017,908	( E	)
Necessary Operational Disbursements (less intercompany transfers)			790,861,821	(C-D	)

			$1,278,063,064

[1]	Includes disbursement activity for all filing entities of UAL Corporation (refer to page 4).

[2] Fuel Summary:
UAFC Fuel Disbursements	194,774,069
United Fuel Disbursements	184,342,926

Total Fuel Disbursements	379,116,995
Less: Intercompany Transfers	(156,375,000)

Fuel Disbursements	$222,741,995

[3]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	UAL CORPORATION [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	—
xxx	PAYROLL NON-OFFICER		—
04	AVIATION FUEL		—
06	CATERING		—
03	RECURRING RENT		—
01	GENERAL PAYABLES		699,000
17	INSURANCE		—
18	LANDING FEES		—
xxx	OTHER
	SUBTOTAL EXCLUDING PAYROLL		699,000
		GROSS DISBURSEMENTS (tie to bank statement)	699,000

		(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	—
TAXES:
		a. Federal Income Tax and FICA withholdings	—
		b. State income tax w/held	—
		c. State sales or use tax	—
		d. Other [2]	—

		TOTAL TAXES	—
		NET MONTHLY DISBURSEMENTS	$699,000

[1]	Approximated from Income Statement for the month ended January 31, 2003.
[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	UNITED AIRLINES [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		666,391
xxx	PAYROLL NON-OFFICER		274,921,972
04	AVIATION FUEL	(Includes intercompany transfer to UAFC, see below)	184,342,926
06	CATERING		28,791,635
03	RECURRING RENT		25,156,982
01	GENERAL PAYABLES		318,147,999
17	INSURANCE		67,954,400
18	LANDING FEES		17,585,103
xxx	OTHER[2]		104,506,052
	SUBTOTAL EXCLUDING PAYROLL		746,485,097
		GROSS DISBURSEMENTS (tie to bank statement)	1,022,073,460

		(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES
		MyPoints.com	—
		Premier Meeting and Travel Services	25,480
		Mileage Plus, Inc.	2,500,000
		United Aviation Fuels Corporation	118,735,000
		UAL Loyalty Services, Inc., Inc.	6,888,396
		DMS, Inc	335,497
		TOTAL TRANSFERS TO OTHER ACCOUNTS / ENTITIES
			128,484,373

		TAXES:
		a. Federal Income Tax and FICA withholdings	86,990,565
		b. State income tax w/held	15,949,136
		c. State sales or use tax	345,473
		d. Other (specify) [3]	106,500,209

		TOTAL TAXES	209,785,383
		NET MONTHLY DISBURSEMENTS	$1,103,374,470

[1]	Includes disbursement activity for United Airlines, UAL Company Services and United Ground Handling Services.

[2]	Includes corporate volume agreements (APO8), maintenance (APO 9), crew housing (APO 11), damaged bags (APO 12), GSA’s (APO14), group deposits (APO 15), tour payables (APO 16), lost baggage claims (APO 19), ORD JJ (APO 21), passenger facility charges (APO 22), cargo claims (APO 23), property work orders (APO 24), travel agency incentives (APO 25), back end commissions (APO 26), cargo correspondence (APO 29), employee travel expenses (APO 45), DIP fees ($15.3 million), 401K, pilot directed account plan and sick leave trust payments.

[3]	Includes US Federal fuel tax, transportation tax, transportation security fess, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	UAL LOYALTY SERVICES [1]	ACCTS:	BANK ONE ACCT. 11-01955, 11-02250, 10-61639, 11-33545
See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	—
xxx	PAYROLL NON-OFFICER		—
04	AVIATION FUEL		—
06	CATERING		—
03	RECURRING RENT		—
01	GENERAL PAYABLES		7,997,935
17	INSURANCE		—
18	LANDING FEES		—
xxx	OTHER		—
	SUBTOTAL EXCLUDING PAYROLL		7,997,935
		GROSS DISBURSEMENTS (tie to bank statement)	7,997,935

		(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	—

TAXES:
a. Federal Income Tax and FICA withholdings
b. State income tax w/held
c. State sales or use tax
		d. Other [2]	—

		TOTAL TAXES	—
		NET MONTHLY DISBURSEMENTS	$7,997,935

[1]	Includes disbursement activity for Confetti, Inc, Mileage Plus Holdings, Inc and Mileage Plus Marketing, Inc.
[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	UAL COMPANY SERVICES [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx PAYROLL OFFICER		—
xxx PAYROLL NON-OFFICER		—
04 AVIATION FUEL		—
06 CATERING		—
03 RECURRING RENT		—
01 GENERAL PAYABLES		—
17 INSURANCE		—
18 LANDING FEES		—
xxx OTHER		—
SUBTOTAL EXCLUDING PAYROLL		—
	GROSS DISBURSEMENTS (tie to bank statement)	—

	(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	—

TAXES:
	a. Federal Income Tax and FICA withholdings	—
	b. State income tax w/held	—
	c. State sales or use tax	—
	d. Other [2]	—

	TOTAL TAXES	—
	NET MONTHLY DISBURSEMENTS	—

[1]	Disbursement activity conducted through United Loyalty Services, Inc.
[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	CONFETTI, INC[1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx PAYROLL OFFICER		—
xxx PAYROLL NON-OFFICER		—
04 AVIATION FUEL		—
06 CATERING		—
03 RECURRING RENT		—
01 GENERAL PAYABLES		—
17 INSURANCE		—
18 LANDING FEES		—
xxx OTHER		—
SUBTOTAL EXCLUDING PAYROLL		—
	GROSS DISBURSEMENTS (tie to bank statement)	—

	(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	—

TAXES:
	a. Federal Income Tax and FICA withholdings	—
	b. State income tax w/held	—
	c. State sales or use tax	—
	d. Other [2]	—

	TOTAL TAXES	—
	NET MONTHLY DISBURSEMENTS	—

[1]	Disbursement activity conducted through United Loyalty Services, Inc.
[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

	MY POINTS.COM, INC.	BANK	Fleet Bank # 55157711 Wells Fargo #449-6837055, 10765100 Silicon Valley Bank #3300066117, 3300042163
ENTITY:	AND SUBSIDIARIES [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx PAYROLL OFFICER		—
xxx PAYROLL NON-OFFICER		367,800
04 AVIATION FUEL		—
06 CATERING		—
03 RECURRING RENT		—
01 GENERAL PAYABLES		1,356,951
17 INSURANCE		—
18 LANDING FEES		—
xxx OTHER		—
SUBTOTAL EXCLUDING PAYROLL		1,356,951
	GROSS DISBURSEMENTS (tie to bank statement)	1,724,751

	(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	—

	TAXES:
	a. Federal Income Tax and FICA withholdings	194,338
	b. State income tax w/held	38,187
	c. State sales or use tax	—
	d. Other [2]	—

	TOTAL TAXES	232,525
	NET MONTHLY DISBURSEMENTS	$1,957,276

[1]	Includes disbursement activity for Cybergold, Inc., !Target.com, Inc., MyPoints Offline Services.
[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

		BANK	Fleet Bank # 55157711 Wells Fargo #449-6837055, 10765100 Silicon Valley Bank #3300066117, 3300042163
ENTITY:	CYBERGOLD, INC. [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx PAYROLL OFFICER		—
xxx PAYROLL NON-OFFICER		—
04 AVIATION FUEL		—
06 CATERING		—
03 RECURRING RENT		—
01 GENERAL PAYABLES		—
17 INSURANCE		—
18 LANDING FEES		—
xxx OTHER		—
SUBTOTAL EXCLUDING PAYROLL		—
	GROSS DISBURSEMENTS (tie to bank statement)	—

	(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	—

TAXES:
	a. Federal Income Tax and FICA withholdings	—
	b. State income tax w/held	—
	c. State sales or use tax	—
	d. Other [2]	—

	TOTAL TAXES	—
	NET MONTHLY DISBURSEMENTS	$—

[1]	Disbursement activity conducted through MyPoints.com.
[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

		BANK	Fleet Bank # 55157711 Wells Fargo #449-6837055, 10765100 Silicon Valley Bank #3300066117, 3300042163
ENTITY:	iTARGET.COM, INC. [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx PAYROLL OFFICER		—
xxx PAYROLL NON-OFFICER		—
04 AVIATION FUEL		—
06 CATERING		—
03 RECURRING RENT		—
01 GENERAL PAYABLES		—
17 INSURANCE		—
18 LANDING FEES		—
xxx OTHER		—
SUBTOTAL EXCLUDING PAYROLL		—
	GROSS DISBURSEMENTS (tie to bank statement)	—

	(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	—

TAXES:
	a. Federal Income Tax and FICA withholdings	—
	b. State income tax w/held	—
	c. State sales or use tax	—
	d. Other [2]	—

	TOTAL TAXES	—
	NET MONTHLY DISBURSEMENTS	$—

[1]	Disbursement activity conducted through MyPoints.com.
[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

		BANK	Fleet Bank # 55157711 Wells Fargo #449-6837055, 10765100 Silicon Valley Bank #3300066117, 3300042163
ENTITY:	MYPOINTS OFFLINE SERVICES [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx PAYROLL OFFICER		—
xxx PAYROLL NON-OFFICER		—
04 AVIATION FUEL		—
06 CATERING		—
03 RECURRING RENT		—
01 GENERAL PAYABLES		—
17 INSURANCE		—
18 LANDING FEES		—
xxx OTHER		—
SUBTOTAL EXCLUDING PAYROLL		—
	GROSS DISBURSEMENTS (tie to bank statement)	—

	(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	—

TAXES:
	a. Federal Income Tax and FICA withholdings	—
	b. State income tax w/held	—
	c. State sales or use tax	—
	d. Other [2]	—

	TOTAL TAXES	—
	NET MONTHLY DISBURSEMENTS	$—

[1]	Disbursement activity conducted through MyPoints.com.
[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	UAL BENEFITS MANAGEMENT, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx PAYROLL OFFICER		—
xxx PAYROLL NON-OFFICER		—
04 AVIATION FUEL		—
06 CATERING		—
03 RECURRING RENT		—
01 GENERAL PAYABLES		1,371,000
17 INSURANCE		—
18 LANDING FEES		—
xxx OTHER		—
SUBTOTAL EXCLUDING PAYROLL		1,371,000
	GROSS DISBURSEMENTS (tie to bank statement)	1,371,000

	(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	—

TAXES:
	a. Federal Income Tax and FICA withholdings	—
	b. State income tax w/held	—
	c. State sales or use tax	—
	d. Other [2]	—

	TOTAL TAXES	—
	NET MONTHLY DISBURSEMENTS	$1,371,000

[1]	Approximated from Income Statement for the month ended January 31, 2003.
[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	UNITED BIZJET HOLDINGS, INC. [1]	ACCTS:	Bank One #10-96072
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx PAYROLL OFFICER		—
xxx PAYROLL NON-OFFICER		—
04 AVIATION FUEL		—
06 CATERING		—
03 RECURRING RENT		—
01 GENERAL PAYABLES		—
17 INSURANCE		—
18 LANDING FEES		—
xxx OTHER		5,307,614
SUBTOTAL EXCLUDING PAYROLL		5,307,614
	GROSS DISBURSEMENTS (tie to bank statement)	5,307,614

	(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	5,307,614

TAXES:
	a. Federal Income Tax and FICA withholdings	—
	b. State income tax w/held	—
	c. State sales or use tax	—
	d. Other [2]	—

	TOTAL TAXES	—
	NET MONTHLY DISBURSEMENTS	$—

[1]	Includes disbursement activity for BizJet Fractional, BizJet Charter, and BizJet Services.
[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	BIZJET CHARTER[1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx PAYROLL OFFICER		—
xxx PAYROLL NON-OFFICER		—
04 AVIATION FUEL		—
06 CATERING		—
03 RECURRING RENT		—
01 GENERAL PAYABLES		—
17 INSURANCE		—
18 LANDING FEES		—
xxx OTHER		—
SUBTOTAL EXCLUDING PAYROLL		—
	GROSS DISBURSEMENTS (tie to bank statement)	—

	(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	—

TAXES:
	a. Federal Income Tax and FICA withholdings	—
	b. State income tax w/held	—
	c. State sales or use tax	—
	d. Other [2]	—

	TOTAL TAXES	—
	NET MONTHLY DISBURSEMENTS	$—

[1]	Disbursement activity conducted through United BizJet Holdings.
[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	BIZJET FRACTIONAL, INC.[1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx PAYROLL OFFICER		—
xxx PAYROLL NON-OFFICER		—
04 AVIATION FUEL		—
06 CATERING		—
03 RECURRING RENT		—
01 GENERAL PAYABLES		—
17 INSURANCE		—
18 LANDING FEES		—
xxx OTHER		—
SUBTOTAL EXCLUDING PAYROLL		—
	GROSS DISBURSEMENTS (tie to bank statement)	—

	(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	—

TAXES:
	a. Federal Income Tax and FICA withholdings	—
	b. State income tax w/held	—
	c. State sales or use tax	—
	d. Other [2]	—

	TOTAL TAXES	—
	NET MONTHLY DISBURSEMENTS	$—

[1]	Disbursement activity conducted through United BizJet Holdings.
[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	BIZJET SERVICES, INC.[1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx PAYROLL OFFICER		—
xxx PAYROLL NON-OFFICER		—
04 AVIATION FUEL		—
06 CATERING		—
03 RECURRING RENT		—
01 GENERAL PAYABLES		—
17 INSURANCE		—
18 LANDING FEES		—
xxx OTHER		—
SUBTOTAL EXCLUDING PAYROLL		—
	GROSS DISBURSEMENTS (tie to bank statement)	—

	(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	—

TAXES:
	a. Federal Income Tax and FICA withholdings	—
	b. State income tax w/held	—
	c. State sales or use tax	—
	d. Other [2]	—

	TOTAL TAXES	—
	NET MONTHLY DISBURSEMENTS	$—

[1]	Disbursement activity conducted through United BizJet Holdings.
[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	KION LEASING[1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx PAYROLL OFFICER	Payroll disbursed through United Airlines	—
xxx PAYROLL NON-OFFICER		—
04 AVIATION FUEL		—
06 CATERING		—
03 RECURRING RENT		—
01 GENERAL PAYABLES		—
17 INSURANCE		—
18 LANDING FEES		—
xxx OTHER		—
SUBTOTAL EXCLUDING PAYROLL		—
	GROSS DISBURSEMENTS (tie to bank statement)	—

	(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	—

TAXES:
	a. Federal Income Tax and FICA withholdings	—
	b. State income tax w/held	—
	c. State sales or use tax	—
	d. Other [2]	—

	TOTAL TAXES	—
	NET MONTHLY DISBURSEMENTS	—

[1]	Approximated from Income Statement for the month ended January 31, 2003.
[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	PREMIER MEETING AND TRAVEL SERVICES	ACCTS:	Bank One 5578531
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx PAYROLL OFFICER	Payroll disbursed through United Airlines	—
xxx PAYROLL NON-OFFICER		—
04 AVIATION FUEL		—
06 CATERING		—
03 RECURRING RENT		—
01 GENERAL PAYABLES		335,266
17 INSURANCE		—
18 LANDING FEES		—
xxx OTHER		—
SUBTOTAL EXCLUDING PAYROLL		335,266
	GROSS DISBURSEMENTS (tie to bank statement)	335,266

	(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	105,166

TAXES:
	a. Federal Income Tax and FICA withholdings	—
	b. State income tax w/held	—
	c. State sales or use tax	—
	d. Other [1]	—

	TOTAL TAXES	—
	NET MONTHLY DISBURSEMENTS	$230,100

[1]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	UNITED AVIATION FUELS CORP	ACCTS:	NORTHERN TRUST ACCT. 792705
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx PAYROLL OFFICER	Payroll disbursed through United Airlines	—
xxx PAYROLL NON-OFFICER		—
04 AVIATION FUEL		19,774,069
06 CATERING		—
03 RECURRING RENT		—
01 GENERAL PAYABLES		—
17 INSURANCE		—
18 LANDING FEES		—
xxx OTHER		—
SUBTOTAL EXCLUDING PAYROLL		19,774,069
	GROSS DISBURSEMENTS (tie to bank statement)	335,266

	(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	37,640,000

TAXES:
	a. Federal Income Tax and FICA withholdings	—
	b. State income tax w/held	—
	c. State sales or use tax	—
	d. Other [1]	—

	TOTAL TAXES	—
	NET MONTHLY DISBURSEMENTS	$157,134,069

[1]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	UNITED COGEN [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx PAYROLL OFFICER	Payroll disbursed through United Airlines	—
xxx PAYROLL NON-OFFICER		—
04 AVIATION FUEL		—
06 CATERING		—
03 RECURRING RENT		—
01 GENERAL PAYABLES		1,603,000
17 INSURANCE		—
18 LANDING FEES		—
xxx OTHER		—
SUBTOTAL EXCLUDING PAYROLL		1,603,000
	GROSS DISBURSEMENTS (tie to bank statement)	1,603,000

	(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	—

TAXES:
	a. Federal Income Tax and FICA withholdings	—
	b. State income tax w/held	—
	c. State sales or use tax	—
	d. Other [2]	—

	TOTAL TAXES	—
	NET MONTHLY DISBURSEMENTS	1,603,000

[1]	Approximated from Income Statement for the month ended January 31, 2003.

[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	MILEAGE PLUS, INC.	ACCTS:	SHORE BANK #17331100/17331200/17511000
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx PAYROLL OFFICER		—
xxx PAYROLL NON-OFFICER		1,210,625
04 AVIATION FUEL		—
06 CATERING		—
03 RECURRING RENT		—
01 GENERAL PAYABLES[1]		1,269,635
17 INSURANCE		—
18 LANDING FEES		—
xxx OTHER		—
SUBTOTAL EXCLUDING PAYROLL		1,269,635
	GROSS DISBURSEMENTS (tie to bank statement)	2,480,260

	(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	45

TAXES:
	a. Federal Income Tax and FICA withholdings	—
	b. State income tax w/held	—
	c. State sales or use tax	—
	d. Other [2]	—

	TOTAL TAXES	—
	NET MONTHLY DISBURSEMENTS	$2,480,214

[1]	Primary drivers of the general payables are the following:

Payroll tax deposit	$325,017
Health Insurance	$677,153

$1,002,169

[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	UNITED GHS, INC.[1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx PAYROLL OFFICER		—
xxx PAYROLL NON-OFFICER		—
04 AVIATION FUEL		—
06 CATERING		—
03 RECURRING RENT		—
01 GENERAL PAYABLES		—
17 INSURANCE		—
18 LANDING FEES		—
xxx OTHER		—
SUBTOTAL EXCLUDING PAYROLL		—
	GROSS DISBURSEMENTS (tie to bank statement)	—

	(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	—

TAXES:
	a. Federal Income Tax and FICA withholdings	—
	b. State income tax w/held	—
	c. State sales or use tax	—
	d. Other [2]	—

	TOTAL TAXES	—
	NET MONTHLY DISBURSEMENTS	—

[1]	Disbursement activity conducted through United Airlines.
[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	UNITED WORLDWIDE CORPORATION[1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx PAYROLL OFFICER		—
xxx PAYROLL NON-OFFICER		—
04 AVIATION FUEL		—
06 CATERING		—
03 RECURRING RENT		—
01 GENERAL PAYABLES		—
17 INSURANCE		—
18 LANDING FEES		—
xxx OTHER		—
SUBTOTAL EXCLUDING PAYROLL		—
	GROSS DISBURSEMENTS (tie to bank statement)	—

	(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	—

TAXES:
	a. Federal Income Tax and FICA withholdings	—
	b. State income tax w/held	—
	c. State sales or use tax	—
	d. Other [2]	—

	TOTAL TAXES	—
	NET MONTHLY DISBURSEMENTS	—

[1]	Approximated from Income Statement for the month ended January 31, 2003.
[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	UNITED VACATIONS, INC.[1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx PAYROLL OFFICER		—
xxx PAYROLL NON-OFFICER		—
04 AVIATION FUEL		—
06 CATERING		—
03 RECURRING RENT		—
01 GENERAL PAYABLES		—
17 INSURANCE		—
18 LANDING FEES		—
xxx OTHER		—
SUBTOTAL EXCLUDING PAYROLL		—
	GROSS DISBURSEMENTS (tie to bank statement)	—

	(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	—

TAXES:
	a. Federal Income Tax and FICA withholdings	—
	b. State income tax w/held	—
	c. State sales or use tax	—
	d. Other [2]	—

	TOTAL TAXES	—
	NET MONTHLY DISBURSEMENTS	—

[1]	Approximated from Income Statement for the month ended January 31, 2003.
[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	FOUR STAR LEASING, INC.[1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		—
xxx	PAYROLL OFFICER		—
04	AVIATION FUEL		—
06	CATERING		—
03	RECURRING RENT		—
01	GENERAL PAYABLES		—
17	INSURANCE		—
18	LANDING FEES		—
xxx	OTHER		—
	SUBTOTAL EXCLUDING PAYROLL		—
		GROSS DISBURSEMENTS (tie to bank statement)	—

		(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	—

TAXES:
		a. Federal Income Tax and FICA withholdings	—
		b. State income tax w/held	—
		c. State sales or use tax	—
		d. Other [2]	—

		TOTAL TAXES	—
		NET MONTHLY DISBURSEMENTS	—

[1]	Approximated from Income Statement for the month ended January 31, 2003.
[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	AIR WISCONSIN, INC. [1]	ACCTS:	See Schedule F for Details

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		—
xxx	PAYROLL NON-OFFICER		—
04	AVIATION FUEL		—
06	CATERING		—
03	RECURRING RENT		—
01	GENERAL PAYABLES		841,592
17	INSURANCE		—
18	LANDING FEES		—
xxx	OTHER		—
	SUBTOTAL EXCLUDING PAYROLL		841,592
		GROSS DISBURSEMENTS (tie to bank statement)	841,592

		(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	—

TAXES:
		a. Federal Income Tax and FICA withholdings	—
		b. State income tax w/held	—
		c. State sales or use tax	—
		d. Other [2]	—

		TOTAL TAXES	—
		NET MONTHLY DISBURSEMENTS	841,592

[1]	Approximated from Income Statement for the month ended January 31, 2003 and include disbursements for Air Wisconsin Services, Inc.
[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	AIR WISCONSIN SERVICES, INC[1]	ACCTS:	List Accounts per attached list
see schedule F for details

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		—
xxx	PAYROLL NON-OFFICER		—
04	AVIATION FUEL		—
06	CATERING		—
03	RECURRING RENT		—
01	GENERAL PAYABLES		—
17	INSURANCE		—
18	LANDING FEES		—
xxx	OTHER		—
SUBTOTAL EXCLUDING PAYROLL			—
		GROSS DISBURSEMENTS (tie to bank statement)	—

		(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	—

TAXES:
		a. Federal Income Tax and FICA withholdings	—
		b. State income tax w/held	—
		c. State sales or use tax	—
		d. Other [2]	—

		TOTAL TAXES	—
		NET MONTHLY DISBURSEMENTS	—

[1]	Disbursement activity conducted through Air Wisconsin, Inc.
[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

BANK
ENTITY:	DOMICILE MGMT SERVICES, INC.	ACCTS:	Citibank #0-157487-016

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		—
xxx	PAYROLL NON-OFFICER		16,548
04	AVIATION FUEL		—
06	CATERING		—
03	RECURRING RENT		—
01	GENERAL PAYABLES		357,860
17	INSURANCE		—
18	LANDING FEES		—
xxx	OTHER		—
SUBTOTAL EXCLUDING PAYROLL			357,840
		GROSS DISBURSEMENTS (tie to bank statement)	374,408

		(MINUS) TRANSFERS TO OTHER ACCOUNTS / ENTITIES	—

TAXES:
		a. Federal Income Tax and FICA withholdings	—
		b. State income tax w/held	—
		c. State sales or use tax	—
		d. Other [2]	—

		TOTAL TAXES	—
		NET MONTHLY DISBURSEMENTS	$374,408

[1]	Primary drivers of the general payables are the following:

Narita Excel Hotel Tokyu	$224,317
Ryoso Grand Transportation	$35,858

$260,175

[2]	Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

SCHEDULE A and B — Payments to Insiders and Insurance

Insurance

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the policies held by all legal entities of UAL Corporation have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of January 31, 2003

Signature

Print Name and Title

Date

Insider Payments

The undersigned verifies that, all payments made to insiders, as defined in 11 U.S.C. Section 101 of the U.S. Bankruptcy Code, during the reporting period have been made in the ordinary course of business or in accordance with the provisions of an Order entered by the U.S. Bankruptcy Court.

Signature

Print Name and Title

Date

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

SCHEDULE C — Description of Tax Trusts

Escrow Accounts

The Debtors have created an escrow account to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. These trust funds are described below.

Escrow Fund

This escrow fund was established with LaSalle Bank on November 29, 2002 and funded on December 5, 2002 with an initial funding of $200 million to account for the estimated tax liability of UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc., Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, Inc., MyPoints Offline Services, Inc., UAL Company Services, Inc., Four Star Leasing, Inc.,Air Wisconsin Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc., UAL Benefits Management, Inc., United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier Meeting and Travel Services, Inc., United Aviation Fuel Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United Worldwide Corporation, and United Vacations, Inc. No subsequent funding or payments are made from the escrow account.

The components of the Escrow fund:

•	Federal payroll withholding taxes, FICA (employee portion), and Medicare;

•	Federal air transportation excise taxes;

•	Federal security charges;

•	Federal Animal and Plan Health Inspection Service of the U.S. Department of Agriculture (“APHIS”);

•	Federal Immigration and Naturalization Service (INS) fees;

•	Federal customs fees;

•	State and local income tax withholding;

•	Disability taxes;

•	Passenger facility charges (“PFC”);

•	State sales and use taxes;

•	Federal and state fuel taxes

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

SCHEDULE D — Payments to Secured Creditors and Lessors

		Date Regular			Number of	Amount of
		Payment is	Amount of Regular	Check # of	Payments	Payments *
Name of Creditor or Lessor	Type	Due	Payment	Payments	Delinquent*	Delinquent

There were no secured payments made during the period January 1, 2003 through January 31, 2003

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

SCHEDULE E — Professional Payments 1 2

	DATE OF COURT ORDER	MONTH AMOUNT		TOTAL PAID TO
PROFESSIONAL GROUP	AUTHORIZING PAYMENT	AUTHORIZED	MONTH AMOUNT PAID	DATE

Gavin Anderson & Co [3]	n/a	290,794.76	290,794.76	290,794.76
			0.00	0.00
			0.00	0.00
			0.00	0.00
			0.00	0.00

[1]	Professionals, for the purpose of this report, are defined as those who have filed a Professional Retention with the Federal Bankruptcy Court.

[2]	All professional fees and expenses incurred in January have been accrued and reported on the Debtor’s Balance Sheet. In instances in which fee applications have been received and the associated payments have been made, the accrual has been adjusted and the actual activity has been reflected in the Debtor’s Accounts Payable.

[3]	Gavin Anderson & Company (“Gavin”) is a retained professional in the Debtors’ cases and, as such, pursuant to the Order Pursuant To Sections 105(A) And 331 of The Bankruptcy Code Establishing Procedures For interim Compensation And Reimbursement Of Expenses For Professionals And Committee Members (the “Interim Compensation Order”), Gavin files monthly fee applications in these cases. On January 3, 2003 the Debtors inadvertently made a payment (the “Funds”) of $290,794.76 to Gavin representing payment to Gavin for fees and expenses for the [December 9, 2002 through and including December 31, 2002] (the “December period”). This payment was premature as Gavin has not yet filed its fee application for the December Period. Gavin will segregate the Funds and will apply the Funds to the December Period in compliance with the Interim Compensation Order. Any amount of Funds that remain after such application shall remain segregated and will be applied to fees and expenses permitted to be paid to Gavin for future periods in accordance with the Interim Compensation Order.

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

SCHEDULE F — Accounts Receivable and Accounts Payable Schedule

STATEMENT OF AGED RECEIVABLES

		Tie -out	Consol.	Filed	Non-Filed
			A/R	Entities	Entities

Beginning of month balance	$817,366,701		$863,287,941	$860,782,951	2,504,990

Add: sales on account	$1,433,342,367

Less: collections	($1,383,914,080)

Less: Write-offs and Clearing	($6,012,037)

End of month balance	$860,782,951

		0 - 30 Days	31 - 60 Days	61 - 90 Days	Over 90 Days	End of Month Total
		$772,983,090	$46,482,279	$13,772,527	$27,545,054	$860,782,951

[1] Accounts Payable aging based upon a 1-month historical percentage

STATEMENT OF ACCOUNTS PAYABLE (POST PETITION)

Consolidated Filing Entities		Tie -out	Consol.	Filed	Non-Filed
			A/P	Entities	Entities

Beginning of month balance [1]	$89,944,353		$129,611,674	$127,464,936	$2,146,738

Add: credit extended	$827,808,083

Less: payments on account	$790,287,500

End of month balance	$127,464,936

		0 - 30 Days	31 - 60 Days[2]	61 - 90 Days[2]	Over 90 Days[2]	End of Month Total
		$124,645,448	$2,819,488	$0	$0	$127,464,936

[1] Includes accruals for goods and services received for which the Debtor has not yet received an invoice during the reporting period

[2] All trade payables over 30 days old are available upon request

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

SCHEDULE G — Bank Accounts and Financial Institution Relationships

The Debtors’ businesses and financial affairs require the collection, disbursement and movement of funds through numerous bank accounts. In addition to the 178 domestic bank accounts, the Debtor operates 107 accounts in approximately 47 countries around the world. A list of the Debtor’s bank accounts is detailed below:

(*denotes new account or closed account for this monthly operating report as compared to prior monthly operating report)

DOMESTIC BANK ACCOUNTS

Financial Institution	Account Location	Acct #

1ST SOURCE BANK	South Bend, IN	n/a
ALPINE BANK CO	Grand Junction, CO	n/a
AMSOUTH BANK	Birmingham, AL	n/a
AMSOUTH BANK	Knoxville, TN	n/a
ASSOCIATED BANK -WI	Madison, WI	n/a
BANK OF AMERICA	Chicago, IL	n/a
BANK OF AMERICA	North Charleston, SC	n/a
BANK OF AMERICA	Baltimore, MD	n/a
BANK OF AMERICA	Savannah, GA	n/a
BANK OF AMERICA	Greenville, SC	n/a
BANK OF AMERICA	Richmond, VA	n/a
BANK OF AMERICA	Greensboro, NC	n/a
BANK OF AMERICA	Wichita, KS	n/a
BANK OF AMERICA	Springfield, MO	n/a
BANK OF AMERICA	Kansas City, MO	n/a
BANK OF AMERICA	Portland, OR	n/a
BANK OF AMERICA	Austin, TX	n/a
BANK OF AMERICA	San Antonio, TX	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA CALIF PZ	San Francisco, CA	n/a
Bank of America PZ-CA	DeKalb, Ga	n/a
BANK OF AMERICA SFOTK	San Francisco, CA	n/a
BANK OF AMERICA -SILVER WINGS	San Francisco, CA	n/a
BANK OF AMERICA WASHINGTON	Seattle, WA	n/a
BANK OF HAWAII	Honolulu, HI	n/a
BANK OF ILLINOIS (Air Wisconsin)	Normal, IL	n/a
BANK OF NEW YORK	New York, NY	n/a
BANK OF NEW YORK	White Plains, NY	n/a
BANK OF OKLAHOMA	Tulsa, OK	n/a
BANK OF THE WEST	San Jose, Ca	n/a
BANK ONE	Chicago, IL (Miami Cluster)	n/a
BANK ONE	Grand Rapids, MI	n/a
BANK ONE (Tickets By Mail)	Detroit, MI	n/a
BANK ONE	Detroit, MI	n/a
BANK ONE	Lexington, KY	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE (AirWisconsin)	Traverse City, MI	n/a
BANK ONE (CAFETERIA)	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE INDIANAPOLIS	Indianapolis, IN	n/a

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

SCHEDULE G — Bank Accounts and Financial Institution Relationships

BANK ONE OF OKLAHOMA	Oklahoma City, OK	n/a
CANADIAN IMPERIAL	Toronto, Ontario Canada	n/a
CANANDAIGUA NAT BANK & TRUST	Pittsford, NY	n/a
CAPITAL CITY BANK & TRUST CO	Atlanta, Ga	n/a
CAPITAL SAVINGS BANK	El Paso, TX	n/a
Charter One Bank	Binghamton, NY	n/a
CHASE BANK	New York, NY	n/a
CHASE MANHATTAN BANK (FirstBank)	St. Thomas, USVI	n/a
CHASE MANHATTAN BANK	New York, NY (LGA)	n/a
CHITTENDEN TRUST CO	Burlington, VT	n/a
CITIBANK	New York, NY	n/a
CITIBANK	New York, NY	n/a
CITIBANK (EMP WELFARE)	New York, NY	n/a
CITIBANK, N.A.	Jamaica, NY (JFK)	n/a
City National Bank	Charleston, WV	n/a
COMERICA	Detroit, MI	n/a
COMERICA (AirWisconsin)	Lansing, MI	n/a
COMMUNITY BANK OF COLORADO CO	Gunnison, CO	n/a
FIFTH THIRD BANK	Florence, KY	n/a
FIFTH THIRD BANK	Kalamazoo, MI	n/a
FIRST BANK OF AVON	Avon, CO	n/a
FIRST CITIZENS BANK	Raleigh, NC	n/a
FIRST CITIZENS BK-RALEIGH	Charlotte, NC	n/a
FIRST HAWAIIAN BANK	Honolulu, HI	n/a
FIRST MIDWEST BANK	Moline, IL	n/a
FIRST NATIONAL BANK OF ROCKIES	Hayden, CO	n/a
FIRST UNION	Philadelphia, PA	n/a
FIRST UNION BANK	Allentown, PA	n/a
FIRST UNION BANK	Roanoke, VA	n/a
FIRST UNION BANK	Newark, NJ	n/a
FIRST UNION BANK	Newark, NJ	n/a
FIRSTAR BANK	Cedar Rapids, IA	n/a
FIRSTAR BANK	St. Louis, MO	n/a
FIRSTAR, N.A.	Cleveland, OH	n/a
FLEET	Boston, MA	n/a
FLEET BANK	Manchester, NH	n/a
FLEET NATIONAL BANK	Providence, RI	n/a
FREELAND STATE BANK	Freeland, MI	n/a
FVB COLONIAL	Richmond, VA	n/a
HARRIS BANK	Chicago, IL	n/a
HSBC	Buffalo, NY	n/a
JACKSON STATE BANK-WY	Jackson Hole, WY	n/a
KEY BANK	Newburgh, NY	n/a
KEY BANK	Dayton, OH	n/a
KEY BANK OF CENTRAL N.Y.	Syracuse, NY	n/a
KEY BANK OF EASTERN N.Y.	Albany, NY	n/a
M & I BANK	Milwaukee, WI	n/a
M & I BANK FOX VALLEY	Appleton, WI	n/a
M & I BANK OF MOSINEE	Mosinee, WI	n/a
M & I MARSHALL & ILSLEY	Green Bay, WI	n/a
M & T BANK	Middletown, PA	n/a
MERCANTILE TRUST & SAVINGS	Quincy, IL	n/a
MONTROSE BANK CO	Montrose, CO	n/a
NATIONAL CITY	Columbus, OH	n/a
NATIONAL CITY BANK	Pittsburgh, PA	n/a
NATIONAL CITY BANK OF INDIANA	Fort Wayne, IN	n/a
NATIONAL CITY BANK OF MI/IL	Peoria, IL	n/a
NATIONAL CITY BANK OF MI/IL (AW)	Springfield, IL	n/a
NORTHERN TRUST	Chicago, IL	n/a
NORTHERN TRUST	Chicago, IL	n/a
NORTHERN TRUST BANK (WHQ Deposits)	Chicago, IL	n/a

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

SCHEDULE G — Bank Accounts and Financial Institution Relationships

NORTHERN TRUST CO 15 & 16	Chicago, IL	n/a
NORTHERN TRUST CONTROL ACCT	Chicago, IL	n/a
NORTHERN TRUST FIELD REFUNDS	Chicago, IL	n/a
NORTHERN TRUST LOCAL DISB	Chicago, IL	n/a
PEOPLES HERITAGE	Portland, ME	n/a
PNC Bank	Avoca, PA	n/a
PNC Bank	State College, PA	n/a
RIGGS NATIONAL	Washington, DC	n/a
SUN TRUST	Washington, DC	n/a
SUN TRUST BANK	Nashville, TN	n/a
SUN TRUST BANK	Orlando, FL	n/a
THE NORTHERN TRUST	Chicago, IL	n/a
TIDEWATER BANK	Norfolk, VA	n/a
U.S. BANK OF MINNESOTA	Medford, OR	n/a
UNION BANK OF CALIFORNIA	San Diego, CA	n/a
UNIZAN BANK	North Canton, OH	n/a
US Bank	Fargo, ND	n/a
US BANK	Aspen, CO	n/a
US BANK	Rapid City, SD (Mileage Plus)	n/a
US BANK (HELENA, MONTANA)	Billings, MT	n/a
US BANK (MINNESOTA)	Lincoln, NE	n/a
US BANK (MINNESOTA)	Seattle, WA	n/a
WACHOVIA	Chicago, IL	n/a
Wachovia Bank & Trust	Charlottesville, VA	n/a
Wachovia Bank & Trust	Cayce, SC	n/a
WACHOVIA BK & TRST 230 OPER	Chicago, IL	n/a
WACHOVIA BK & TRST 231 PZ	Chicago, IL	n/a
WACHOVIA: “MPI”	Chicago, IL	n/a
WACHOVIA: “OFFICERS”	Chicago, IL	n/a
WACHOVIA: “PREMIER”	Chicago, IL	n/a
WEBSTER BANK	Hartford, CT	n/a
WELLS FARGO	Portland, OR	n/a
WELLS FARGO	Los Angeles, CA	n/a
WELLS FARGO	Seattle, WA	n/a
WELLS FARGO	Grapevine, TX	n/a
WELLS FARGO	Anchorage, AK	n/a
WELLS FARGO BANK	Phoenix, AZ	n/a
WELLS FARGO BANK	Houston, TX	n/a
WELLS FARGO BANK IOWA	Des Moines, IA	n/a
WELLS FARGO BANK N. DAKOTA	Bismarck, ND	n/a
WELLS FARGO BANK S. DAKOTA	Rapid City, SD	n/a
WELLS FARGO BANK WEST	Denver, CO	n/a
WELLS FARGO BANK WEST	Ignacio, Colorado	n/a
WELLS FARGO BANK WEST	Colorado Springs, CO	n/a
WELLS FARGO BANK, N.A.	Boise, ID	n/a
WELLS FARGO BANK, NA	Las Vegas, NV	n/a
WELLS FARGO BANK-NE	Omaha, NE	n/a
WELLS FARGO-LAS VEGAS	Las Vegas, NV	n/a
WELLS FARGO-MINNESOTA	Minneapolis, MN	n/a
WELLS FARGO-NEW MEXICO	Albuquerque, NM	n/a
WELLS FARGO-SOUTH DAKOTA	Sioux Falls, SD	n/a
WESTAMERICA BANK	Suisun, CA	n/a
WHITNEY NATIONAL	New Orleans, LA	n/a
ZIONS BANK:AW	Salt Lake City, UT	n/a

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

SCHEDULE G — Bank Accts and Financial Institution Relationships

EUROPEAN BANK ACCOUNTS

Financial Institution	Location	Bank Acct #

ABN AMRO	Switzerland	n/a
ABN AMRO	ENGLAND	n/a
ABN AMRO	ENGLAND	n/a
ABN AMRO	ENGLAND	n/a
KREDIETBANK	Belgium	n/a
COMMERZ BANK	Germany	n/a
COMMERZ BANK	Germany	n/a
COMMERZ BANK	Germany	n/a
BANQUE NATIONALE de PARIS	France	n/a
BANQUE NATIONALE de PARIS	France	n/a
BANQUE NATIONALE de PARIS	France	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
BANK OF IRELAND	Ireland	n/a
MONTE DE PASCHI	Italy	n/a
ABN AMRO BANK	Netherlands	n/a

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

SCHEDULE G — Bank Accts and Financial Institution Relationships

ASIA-PACIFIC BANK ACCOUNTS

Financial Institution	Location	Bank Acct #

AUSTRALIA & NEW ZEALAND BANKING GROUP	Australia	n/a
CHINA CONSTRUCTION BANK	China	n/a
BANK OF CHINA	China	n/a
CHINA CONSTRUCTION BANK	China	n/a
BANK OF CHINA	China	n/a
BANK OF EAST ASIA	Hong Kong	n/a
HONGKONG & SHANGHAI BANK	Hong Kong	n/a
BANK OF EAST ASIA	Hong Kong	n/a
HONGKONG & SHANGHAI BANK	Hong Kong	n/a
CITIBANK	India	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
BANK OF AMERICA	Korea	n/a
KOREA EXCHANGE BANK	Korea	n/a
KOREA EXCHANGE BANK	Korea	n/a
KOREA EXCHANGE BANK	Korea	n/a
BANK OF AMERICA	Korea	n/a
BANK OF AMERICA	Korea	n/a
WESTPAC BANKING CORPORATION	New Zealand	n/a
WESTPAC BANKING CORPORATION	New Zealand	n/a
BANK OF AMERICA	Singapore	n/a
BANK OF AMERICA	Thailand	n/a
CITIBANK	Taiwan	n/a
CITIBANK	Taiwan	n/a
BANK OF AMERICA HONG KONG	Hong Kong	n/a
BANK OF AMERICA HONG KONG	Hong Kong	n/a
BANK OF AMERICA HONG KONG	Hong Kong	n/a
BANK OF AMERICA HONG KONG	Hong Kong	n/a
BANK OF AMERICA HONG KONG	Hong Kong	n/a

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

SCHEDULE G — Bank Accts and Financial Institution Relationships

LATIN AMERICA BANK ACCOUNTS

Financial Institution	Location	Bank Acct #

CITIBANK	Argentina	n/a
BANCO DE BOSTON	Argentina	n/a
BANCO DE LA NACION	Argentina	n/a
BANCO RIO DE LA PLATA	Argentina	n/a
CARIBBEAN MERCANTILE BANK	Aruba	n/a
CARIBBEAN MERCANTILE BANK	Aruba	n/a
BANCO SAFRA	Brazil	n/a
BANCO SAFRA	Brazil	n/a
UNIBANCO	Brazil	n/a
BANCO DE BRASIL	Brazil	n/a
BANCO BOSTON	Brazil	n/a
BANCO SAFRA	Brazil	n/a
BANCO SAFRA	Brazil	n/a
BANCO DE CHILE	Chile	n/a
BANCO DE CHILE	Chile	n/a
BANCO DE COSTA RICA	Costa Rica	n/a
BANCO DE COSTA RICA	Costa Rica	n/a
BANCO DE SAN JOSE	Costa Rica	n/a
BANCO DE SAN JOSE	Costa Rica	n/a
BANCO DE OCCIDENTE	Guatemala	n/a
CITIBANK	Guatemala	n/a
BANCA SERFIN	Mexico	n/a
BANCA SERFIN	Mexico	n/a
BANCO CUSCATLAN	El Salvador	n/a
CITIBANK	El Salvador	n/a
SUDAMERIS BANK	Uruguay	n/a
SUDAMERIS BANK	Uruguay	n/a
BANCO MERCANTIL	Venezuela	n/a
BANCO PROVINCIAL	Venezuela	n/a
BANCO MERCANTIL	Venezuela	n/a

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

SCHEDULE G — Bank Accts and Financial Institution Relationships

OFFLINE BANK ACCOUNTS

Financial Institution	Location	Bank Acct #

BANCO POPULAR	PUERTO RICO	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	n/a
CITIBANK	PANAMA	n/a
CITIBANK	PHILIPPINES	n/a
CITIBANK	PHILIPPINES	n/a
CITIBANK	HUNGARY	n/a
PRODUBANCO	ECUADOR	n/a
ISLANDSBANKI	ICELAND	n/a
MERITA BANK	FINLAND	n/a
BANCO POPULAR ESPANOL-ESP	SPAIN	n/a
SKANDINAVISKA	SWEDEN	n/a
SWISS BANK CORP	SWITZERLAND	n/a
BANK AUSTRIA AG	AUSTRIA	n/a
DANSKE BANK	DENMARK	n/a
CHRISTIANA BANK (NORDEA BANK NORGE ASA)	NORWAY	n/a
CREDIT LYONNAIS	VIETNAM	n/a
CAYMAN NATIONAL BANK	BRITISH WI	n/a
NED BANK	SOUTH AFRICA	n/a
BANK HANDLOWY	POLAND	n/a
BANCO COMERCIAL PORTUGAL	PORTUGAL	n/a
BANCO COLPATRIA	COLOMBIA	n/a
BANCO COLPATRIA	COLOMBIA	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	n/a
BANK OF MONTREAL	CANADA	n/a

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

SCHEDULE G — Bank Accts and Financial Institution Relationships

SUBSIDIARY BANK ACCOUNTS

Financial Institution	Country	Bank Acct #

UNITED BIZJET HOLDINGS, INC.
BANK ONE	USA	n/a	* CLOSED
UNITED AVIATION FUELS CORP.
NOTHERN TRUST BANK	USA	n/a
UNITED WORLDWIDE CORP.
JP MORGAN CHASE	USA	n/a
MILEAGE PLUS, INC.
SHORE BANK	USA	n/a
PREMIER MEETING & TRAVEL SERVICES, INC.
BANK ONE	USA	n/a
BANK ONE	USA	n/a
MY POINTS.COM, INC.
SILICON VALLEY BANK	USA	n/a
SILICON VALLEY BANK	USA	n/a
SILICON VALLEY BANK	USA	n/a
FLEET BANK	USA	n/a
WELLS CAPITAL MANAGEMENT	USA	n/a
WELLS FARGO BANK	USA	n/a
UAL LOYALTY SERVICES
BANK ONE	USA	n/a
BANK ONE	USA	n/a
BANK ONE	USA	n/a
BANK ONE	USA	n/a
KION DE MEXICO
BANCA SERFIN, S.A.	MEXICO	n/a
BANCA SERFIN, S.A.	MEXICO	n/a
CITIBANK	USA	n/a

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition as the taxes come due. Please indicate whether the following post-petition taxes have been paid or deposited as they came due.

( ) Check here if no employees

TAX	YES	NO	NOT REQUIRED	WHEN DUE

Federal income tax withholding	X
FICA withholding	X
Employer’s share FICA	X
Federal Unemployment Taxes	X
State Income Tax Withholding	X
Sales Tax	X
Other Tax	X

IN THE UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

If any taxes have not been paid when due complete this table:

TAX NOT PAID	AMOUNT NOT PAID	DATE OF LAST PAYMENT

Note: Tax related payments withheld from UAL and its subsidiaries’ employee wages are paid to a third party payroll service, Ernst & Young, LLP., with the exception of Mileage Plus who pays such tax related payments to Automatic Data Processing.